SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): July 17, 2017

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.             Completion of Acquisition or Disposition of Assets.

Sale of Morgans Hotel

On July 17, 2017, Madison 237 Hotel, L.L.C. (“Madison Subsidiary”), a subsidiary of FelCor Lodging Limited Partnership (“FelCor LP”), completed the sale of the 117-room Morgans hotel located in New York, New York pursuant to a Purchase and Sale Agreement, dated February 14, 2017, as amended. The Morgans hotel was sold to 237 Madison LLC, an unrelated third party, for $37 million in cash. 237 Madison LLC has no material relationship with Madison Subsidiary, FelCor LP or any of its affiliates, other than in respect of the transaction.

Sale of Royalton Hotel

On August 1, 2017, Royalton 44 Hotel, L.L.C. (“Royalton Subsidiary”), a subsidiary of FelCor LP, completed the sale of the 168-room Royalton hotel located in New York, New York pursuant to a Purchase and Sale Agreement, dated May 8, 2017, as amended. The Royalton hotel was sold to 44th Street Hotel Owner, L.P., an unrelated third party, for $55 million in cash. 44th Street Hotel Owner, L.P. has no material relationship with Royalton Subsidiary, FelCor LP or any of its affiliates, other than in respect of the transaction.

Item 9.01.             Financial Statements and Exhibits.

(b)                                         Pro Forma Financial Information

Morgans Hotel

The unaudited pro forma condensed consolidated financial statements of FelCor LP for the year ended December 31, 2016 and for the six months ended June 30, 2017, giving effect to the sale of the Morgans hotel, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Royalton Hotel

The unaudited pro forma condensed consolidated financial statements of FelCor LP for the year ended December 31, 2016 and for the six months ended June 30, 2017, giving effect to the sale of the Royalton hotel, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)              Exhibits.

Exhibit Number	Description

99.1

Unaudited pro forma condensed consolidated financial statements of FelCor Lodging Limited Partnership for the year ended December 31, 2016 and the six months ended June 30, 2017 for the sale of the Morgans hotel

99.2

Unaudited pro forma condensed consolidated financial statements of FelCor Lodging Limited Partnership for the year ended December 31, 2016 and the six months ended June 30, 2017 for the sale of the Royalton hotel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

November 14, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

November 14, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel